                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  April 18, 2001


                      American Airlines, Inc.
      (Exact name of registrant as specified in its charter)


       Delaware               1-2691                    13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas              76155
  (Address of principal executive offices)              (Zip Code)


                           (817) 963-1234
                  (Registrant's telephone number)

Item 5.   Other Events

American Airlines, Inc. is filing herewith a press release issued on April 18, 2001 by its parent company, AMR Corporation, as
Exhibit 99.1 which is included herein. This press release was issued to report AMR's first quarter earnings.


Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release

                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  April 19, 2001

                           EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

                                                  Exhibit 99.1

                                Contact:     Corporate Communications
                                             Fort Worth, Texas
                                             817-967-1577

FOR RELEASE:  Wednesday, April 18, 2001

  Editor's Note:  A live Webcast reporting first quarter earnings will be broadcast on the Internet today at 2 p.m. EDT.
           (Windows Media Player required for viewing.)


    AMR POSTS $43 MILLION FIRST QUARTER LOSS AS ECONOMY WEAKENS

     FORT WORTH, Texas ' Feeling the effects of a slowing U.S. economy, AMR Corp., the parent company of American Airlines, Inc., today reported a first quarter net loss of $43 million, or a $0.28 loss per share. This compares with net earnings of $89 million, or $0.57 per share diluted, from continuing operations recorded in the first quarter of 2000.
     "Without a doubt, the weakening U.S. economy caused a reduction in business travel that affected our performance in the first quarter," said Don Carty, AMR's chairman and chief executive officer. "Bad weather also played a role, forcing the cancellation of hundreds of flights, which diminished both capacity and traffic. Fuel prices also remained stubbornly high, however, we continued to offset some of those costs through our fuel hedging program."
     Carty noted that the company's international system produced stronger first quarter revenue results than its domestic system. "While our domestic revenue performance reflects a sluggish U.S. economy, in the first quarter we did not see a similar weakening in our international revenue performance," Carty said.
     Carty also noted that the first quarter is typically the weakest for airlines. "Historically, first quarter earnings tend to be relatively modest due to lower demand," Carty said. "But there are many factors that will work in our favor as the year unfolds, the main one being our recent acquisition of TWA. That transaction positions us as the leading U.S. carrier with a stronger route network and a fleet that is second to none."
     With the TWA acquisition accomplished, the company is now looking carefully at every opportunity to drive revenue and cost synergies. "We have a golden opportunity to scrutinize
                            -- more --

AMR First Quarter Earnings
April 18, 2001
Page 2

every aspect of how we do business, from scheduling and selling to staffing and cost control, and ensure that we are spending wisely," Carty said.
     AMR posted first quarter operating revenues of $4.8 billion, including $176 million from its cargo division and $354 million from American Eagle, its regional affiliate. American Eagle now operates 90 regional jets - one third of the regional carrier's fleet - with more RJs being delivered every month.
     In recent weeks, American continued to strengthen its international network by adding new service between San Jose, Calif., and both Taipei and Paris, and it is now converting its three-class international fleet to the customer-friendly "More Room Throughout Coach" seating configuration - something that no other airline offers.
     During the first quarter, American also extended the "More Room" concept from seats to overhead bins and is now installing larger bins on its narrowbody fleet, a project that will be complete later this year.
     American announced a number of initiatives during the first quarter that demonstrate the airline's continued industry leadership, including the SKYCAARE program, which provides skilled medical companions for travelers who are stable enough to travel but may need limited in-flight medical care or assistance. During the first quarter, American also became the first airline in North America to introduce connecting gate information displays on cabin video monitors during flight.
                                ---
Editor's Note: AMR's Chief Financial Officer, Tom Horton, will make a presentation to analysts during a teleconference on Wednesday, April 18, from 2 p.m. to 2:45 p.m. EDT. Following the analyst call, he will hold a question and answer conference call for media from 3 p.m. to 3:45 p.m. Reporters interested in listening to Mr. Horton's presentation or participating in the media Q & A conference call should call 817-967-1577 for details.
                                ---
Statements in this news release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this release, the word "expects" and similar expressions are intended to identify forward-looking statements. All forward-looking statements in this release are based upon information available to the Company on the date of this
release.   The company undertakes no obligation to publicly update
or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 2000.

              Detailed financial information follows.

                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                             Three Months Ended March 31,   Percent
                                    2001         2000       Change
Revenues
    Passenger - American Airlines $3,935      $  3,774        4.3
              - AMR Eagle            354           338        4.7
    Cargo                            176           167        5.4
    Other revenues                   295           298       (1.0)
      Total operating revenues     4,760         4,577        4.0

Expenses
  Wages, salaries and benefits     1,746         1,617        8.0
  Aircraft fuel                      686           553       24.1
  Depreciation and amortization      313           288        8.7
  Maintenance, materials and repairs 280           271        3.3
  Other rentals and landing fees     257           237        8.4
  Commissions to agents              224           257      (12.8)
  Food service                       184           185       (0.5)
  Aircraft rentals                   148           153       (3.3)
  Other operating expenses           905           804       12.6
      Total operating expenses     4,743         4,365        8.7

Operating Income                      17           212      (92.0)

Other Income (Expense)
  Interest income                     40            32       25.0
  Interest expense                  (119)         (119)        -
  Interest capitalized                41            38        7.9
  SFAS 133 adjustments               (21)           -          -
  Miscellaneous - net                (15)           (6)        *
                                     (74)          (55)      34.5
Income (Loss) From Continuing
 Operations Before Income Taxes      (57)          157         *
Income tax provision (benefit)       (14)           68         *
Income (Loss) From Continuing
 Operations                          (43)           89         *
Income From Discontinued
 Operations (net of applicable
 income taxes and minority interest)   -            43          -
Net Earnings (Loss)                $ (43)      $   132          *









Continued on next page.

                         AMR CORPORATION
        CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
             (in millions, except per share amounts)
                           (Unaudited)

                                              Three Months Ended March 31,
                                                     2001           2000
Earnings Per Share
  Basic
    Income (Loss) from Continuing Operations    $ (0.28)       $  0.60
    Discontinued Operations                           -           0.29
    Net Earnings (Loss)                         $ (0.28)       $  0.89

  Diluted
    Income (Loss) from Continuing Operations    $ (0.28)       $  0.57
    Discontinued Operations                           -           0.29
    Net Earnings (Loss)                         $ (0.28)       $  0.86

Number of Shares Used in Computation
  Basic                                             154           149
  Diluted                                           154           154



























*  Greater than 100%

Note: Certain amounts from 2000 have been reclassified to conform with 2001 presentation.


                         AMR CORPORATION
                      OPERATING STATISTICS
                           (Unaudited)


                                     Three Months Ended March 31,  Percent
                                            2001         2000      Change
American Airlines
    Revenue passenger miles (millions)       26,452      27,022     (2.1)
    Available seat miles (millions)          38,977      40,020     (2.6)
    Cargo ton miles (millions)                  549         546      0.5
    Passenger load factor                      67.9%       67.5%     0.4 pts.
    Breakeven load factor                      67.7%       63.7%     4.0 pts.
    Passenger revenue yield per
     passenger mile (cents)                   14.88       13.95      6.7
    Passenger revenue per available
     seat mile (cents)                        10.10        9.42      7.2
    Cargo  revenue yield per ton mile (cents) 31.68       30.32      4.5
    Operating expenses per available
     seat miles (cents)                       11.21       10.04     11.7
    Fuel consumption (gallons, in (millions)    743         730      1.8
    Fuel price per gallon (cents)              87.6        72.1     21.5
    Fuel  price  per gallon,  excluding
     fuel taxes (cents)                        82.0        66.6     23.1
    Operating aircraft at period-end            719         703      2.3

AMR Eagle
    Revenue passenger miles (millions)          860         861     (0.1)
    Available seat miles (millions)           1,588       1,514      4.9
    Passenger load factor                     54.2%       56.9%     (2.7) pts.
    Operating aircraft at period-end            267         271     (1.5)

AMR Corporation
Average Equivalent Number of Employees
        American Airlines                    95,900      91,500
        Other                                13,000      13,000
           Total                            108,900     104,500

















Note: Certain amounts from 2000 have been reclassified to conform with 2001 presentation.


                               ###